UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

CHINA TELETECH HOLDING, INC.
(Exact name of registrant as specified in its charter)

Florida	333-130937	59-3565377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corporation Service Company 1201 Hays Street Tallahassee, FL
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 521-1000

Guangzhou Global Telecom, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 30, 2012 (the “Closing Date”), China Teletech Holding, Inc., a Florida corporation (“we” or the “Company”), completed a share exchange transaction with China Teletech Limited, a British Virgin Islands corporation (“CTL”), by entering into a share exchange agreement (the “Agreement”) with CTL and the former shareholders of CTL, dated March 30, 2012. Pursuant to the Agreement, we acquired all the outstanding capital stock of CTL from the former shareholders of CTL in exchange for the issuance of 40,000,000 shares of our common stock (the “Share Exchange”). The shares issued to the former shareholders of CTL constituted approximately 68.34% of our issued and outstanding shares of common stock as of an immediately after the commutation of the Share Exchange. As a result of the Share Exchange, CTL became our wholly owned subsidiary and Dong Liu and Yuan Zhao, the former shareholders of CTL, became our principal shareholders.

In connection with the Share Exchange, Yankuan Li resigned as our Chief Financial Officer, Secretary and Chairman of the Board of Directors, effective as of the Closing Date. Also effective upon closing of the Share Exchange, Dong Liu, Yuan Zhao, Yau Kwong Li and Kwok Ming Wai Andrew were appointed as our directors. In addition, Kwok Ming Wai Andrew was appointed as our Chief Financial Officer and Secretary. Ms. Yankuan Li will remain President, Chief Executive Officer and a member of the board of directors of the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

About China Teletech Limited

China Teletech Limited is the holding company of Shenzhen Rongxin Investment Co., Ltd. (“Shenzhen Rongxin”) and Guangzhou Rongxin Science and Technology Limited (“Guangzhou Rongxin”).  Shenzhen Rongxin is primarily engaged in the wholesale and distribution of mineral water and trading of wine in China.  Guangzhou Rongxin is primarily engaged in the distribution of rechargeable phone cards and prepaid subway tickets.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the former shareholders of CTL in connection with the Share Exchange were offered and sold in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. Our reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and us. Our reliance on Regulation S was based on that such shareholders were not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors and Officer

On the Closing Date, Yankuan Li submitted resignation letter pursuant to which she resigned as our Chief Financial Officer, Secretary and Chairman of the Board of Directors, effective as of the closing of the Share Exchange. Yankuan Li will remain President, Chief Executive Officer and a member of the board of directors of the Company. The resignation was not in connection with any known disagreement with us on any matter.

Appointment of Directors and Officers

On the Closing Date, Dong Liu, Yuan Zhao, Yau Kwong Li and Kwok Ming Wai Andrew were appointed by our Board of Directors as directors of the Company, effective upon the closing of the Share Exchange.

On the Closing Date, our Board of Directors appointed Kwok Ming Wai Andrew as our Chief Financial Officer and Secretary, effective upon the closing of the Share Exchange.

The biographical information regarding the new officers is listed below:

Dong Liu, age 41, was appointed as our Chairman of the Board of Directors on March 30, 2012. Mr. Liu was the Director and General Manager of Shenzhen Rongxin Investment Company Limited, a company mainly engaged in the wholesale and distribution of mineral water and trading of wine in China since 2009.  Mr. Liu had previously worked for China’s state-owned enterprises in Hainan Province and Shenzhen for more than 10 years and participated in business development of many government-sponsored projects of various industries.

Yuan Zhao, age 31, was appointed as our Director on March 30, 2012. Mr. Zhao was the Director of Guangzhou Rongxin Science and Technology Limited, a company mainly engaged in distribution of rechargeable phone cards and prepaid subway tickets in Guangzhou City, China since 2010.  Previously, Mr. Zhao studied BBA in Singapore.  He was a business consultant for a Singapore investment company, Huantong Singapore Co. Ltd.

Yau Kwong Li, age 60, was appointed as our Director on March 30, 2012. Mr. Li was engaged in the auto and property industries in the Mainland China over 30 years.  Previously, Mr. Li was the chief executive officer of Xi An Xin Hui Estate Properties Ltd.

Kwok Ming Wai Andrew, age 42, was appointed as our Chief Financial Officer, Secretary and Director on March 30, 2012. Mr. Kwok joined China Teletech Group as CFO-designate since October 2011.  Mr. Kwok earned an MBA degree in 1996.  He is a CPA of HKICPA since 2000 and is a fellow member of ACCA.  Mr. Kwok started his career in auditing in 1997 and moved to in-house finance since 2002.  He had previously worked as a Finance Manager and Company Secretary for an insurance broker firm in Hong Kong.

Family Relationships

Each of the newly appointed officers and directors has no family relationship with any of the officers or directors of the Company except that Mr. Yuan Zhao is the son-in-law of Ms. Yankuan Li, our president and chief executive officer.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

There is no employment agreement entered into between the new officers, directors and the Company.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On March 8, 2012, we filed an Articles of Amendment to our Articles of Incorporation (the “Amendment”) to change the corporate name from “Guangzhou Global Telecom, Inc.” to “China Teletech Holding, Inc.” The Amendment was effective as of March 8, 2012. A copy of the Amendment is attached hereto as Exhibit 3.1. The name change was declared effective by Financial Industry Regulatory Authority, or FINRA, as of March 20, 2012.

Item 8.01 Other Events.

On December 9, 2011, the Board and the shareholders representing more than 50% of the Company’s common stock approved a 1-10 reverse split. The forward split was declared effective by FINRA as of February 16, 2012.

On March 2, 2012, the Board and the shareholders representing more than 50% of the Company’s common stock approved a change in the Company’s name. In connection with the name change, we have applied for a new trading symbol “CNCT” for the Company’s common stock, which is quoted on the OTCQB. Both the name change and symbol change have been approved by FINRA and became effective as of March 20, 2012.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Consolidated Financial Statements for the years ended December 31, 2011 and 2010 for CTL.

(b)	Pro Forma Financial Information

Filed herewith as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of China Teletech Holding, Inc. and its subsidiaries.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation.
10.1	Share Exchange Agreement, by and among the Company, CTL and the former shareholders of CTL.
99.1	Audited Consolidated Financial Statements for the years ended December 31, 2011 and 2010 for CTL
99.2	Unaudited Pro Forma Combined Financial Information of China Teletech Holding, Inc. and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2012
CHINA TELETECH HOLDING, INC.

By:	/s/ Yankuan Li
Yankuan Li Chief Executive Officer

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